PROMISSORY NOTE
                      Ft. Lauderdale, Florida

$50,000.00                                       DATE:  March 15, 2004

FOR VALUE RECEIVED the undersigned, jointly and severally, promise to PAY TO THE ORDER OF: Corrections Sys Intl THE PRINCIPAL SUM OF Fifty Thousand and 00/100 Dollars ($50,000.00), together with interest thereon at the rate of eight (8%) percent per annum until maturity, all payable in lawful money of the United States of America, as follows:
   -  Principal due March 15, 2006
   -  Interest payable quarterly beginning March 15, 2004
   - Note is convertible into 150,000 of Proguard Protection Services, Inc. common stock at anytime prior to March 15, 2006 at the option of Corrections Systems Int'l only.

All payments shall apply first to accrued interest, and the remainder,
if any to reduction of principal.   If any installment or principal or
interest is not paid when due, or upon any default in the performance of any of the covenants or agreements of this note, or of any instrument now or hereafter evidencing or securing this note or the obligation represented hereby, the whole indebtedness (including principal and interest) remaining unpaid, shall, at the option of the holder become immediately due, payable and collectible, and while in default, this note and deferred interest shall bear interest at the rate of twelve (12%) percent per annum.

Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold
each of them liable as makers and endorsers.   Each maker and endorser
further agrees, jointly and severally to pay all costs of collection including reasonable attorney fees in case it becomes necessary to protect the security hereof whether suit be brought or not.

LENDOR:                              LENDEE:
Corrections Sys Int'l                Proguard Protection Services, Inc.

By: /s/ Norman Becker                By: /s/ Frank R. Bauer
   ------------------                    ------------------
Normal Becker, President                 Frank R. Bauer, President

                                     Sworn to and subscribed before me
                                     This 10th day of March, 2004
                                     By Frank R. Bauer, who is
                                     __ Personally known to mer
                                     _x_ Produced ID   Fla. D.L. #B600-
                                     276-45-053-0
                                     /s/Marianne E. Neiley
                                     -----------------------
                                     Notary Public
                                     My Commission Expires 09/06/2006

                                     SEAL